                                AMENDMENT NO. 10
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS


                  This Amendment No. 10 to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective August 4, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  WHEREAS, the Trust desires to add Class R Shares to AIM Diversified Dividend Fund;

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 4, 2005.



                                             By: /s/ ROBERT H. GRAHAM
                                                --------------------------------
                                             Name:  Robert H. Graham
                                             Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 10
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM EQUITY FUNDS


                                   "SCHEDULE A

                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                    CLASSES OF EACH PORTFOLIO
---------                                                    -------------------------

AIM Aggressive Growth Fund                                   Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Blue Chip Fund                                           Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares
                                                             Investor Class Shares

AIM Capital Development Fund                                 Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares
                                                             Investor Class Shares

AIM Charter Fund                                             Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Constellation Fund                                       Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Diversified Dividend Fund                                Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares
                                                             Investor Class Shares


PORTFOLIO                                                    CLASSES OF EACH PORTFOLIO
---------                                                    -------------------------

AIM Large Cap Basic Value Fund                               Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares
                                                             Investor Class Shares

AIM Large Cap Growth Fund                                    Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares
                                                             Investor Class Shares

AIM Mid Cap Growth Fund                                      Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares

AIM Select Basic Value Fund                                  Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Institutional Class Shares

AIM Weingarten Fund                                          Class A Shares
                                                             Class B Shares
                                                             Class C Shares
                                                             Class R Shares
                                                             Institutional Class Shares"